UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

Exponent, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-018655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive, Menlo Park, CA 94025
Address of Principal Executive Offices, Including Zip Code

(650) 326-9400
Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXPO	Nasdaq Global Select Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 28, 2020, we held our annual meeting of stockholders. A total of 51,538,862 shares of our common stock were outstanding as of April 1, 2020, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected Catherine Ford Corrigan, Ph.D., Paul Johnson, Ph.D., Carol Lindstrom, Karen Richardson, John Shoven, Ph.D., and Debra Zumwalt.  The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
Catherine Ford Corrigan, Ph.D.	43,672,443	421,969	26,857	4,457,316
Paul Johnston, Ph.D.	43,564,403	538,361	18,505	4,457,316
Carol Lindstrom	43,706,723	384,693	29,853	4,457,316
Karen Richardson	43,688,374	402,944	29,951	4,457,316
John Shoven, Ph.D.	43,232,344	859,386	29,539	4,437,316
Debra Zumwalt	43,535,465	556,752	29,052	4,457,316

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2020

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending January 1, 2021. The results of the vote were as follows:

For	47,617,747
Against	924,479
Abstentions	36,359

Proposal Three: Advisory Vote on Executive Compensation for Fiscal 2019

Our stockholders approved, on an advisory basis, the fiscal 2019 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	42,702,731
Against	1,368,119
Abstentions	50,419
Broker non-votes	4,457,316

Item 7.01.  Regulation FD Disclosure.

On May 29, 2020, we announced that our Board of Directors authorized an additional $45 million for share repurchases adding to our existing $30 million available under the current authorization for repurchase. In total, we now have $75 million available to repurchase shares. The authorization permits us to purchase our common stock in the open market or privately negotiated transactions in compliance with the Securities and Exchange Commission’s Rule 10b-18.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPONENT, INC.

Date: May 29, 2020	By:	/s/ Richard L. Schlenker
Richard L. Schlenker
Executive Vice President, Chief Financial Officer, and Corporate Secretary

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